Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of May 26, 2023 (this “Amendment”) is entered into among PROGRESSIVE FINANCE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), PROG HOLDINGS, INC., a Delaware corporation (formerly known as Aaron’s Holdings Company, Inc.), the “Ultimate Parent”) and the other Guarantors party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended hereby).

RECITALS

    WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 24, 2020 (as amended by that certain First Amendment to Credit Agreement dated as of November 8, 2021 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrower has requested certain modifications to the Existing Credit Agreement, and the Lenders have agreed to such modifications subject to the terms hereof.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement.

3.    Amendment to Existing Credit Agreement.
(a)The Existing Credit Agreement is hereby amended by this Amendment and for ease of reference restated (after giving effect to this Amendment) in the form of Annex A hereto.
(b)Exhibit B and Exhibit C to the Existing Credit Agreement are hereby amended by this Amendment and for ease of reference restated (after giving effect to this Amendment) in the form of Annex B hereto.
4.    Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date first written above (the “Second Amendment Effective Date”) upon satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of executed counterparts of this Amendment duly executed by the Loan Parties, the Lenders and the Administrative Agent; and
(b)    receipt by the Administrative Agent of all reasonable out of pocket fees and expenses (and all filing and recording fees and taxes) required to be paid on or before the date hereof, including the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent.
5.    Miscellaneous.
(a)This Amendment shall be deemed to be, and is, a Loan Document.
CHAR1\1989129v3

(b) Effective as of the date hereof, all references to the Existing Credit Agreement in each of the Loan Documents shall hereafter mean the Amended Credit Agreement as amended by this Amendment.
(c)Except as expressly modified by this Amendment, the Amended Credit Agreement, the Loan Documents and the obligations of each Loan Party thereunder and under the other Loan Documents are hereby ratified and confirmed and shall continue and remain in full force and effect according to their terms.
(d)Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Amended Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents, if any and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents, if any, are valid and subsisting.
(e)Each of the Loan Parties hereby represents and warrants to the Lenders as follows:
(i)    the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action, as applicable;

(ii)    this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii)    the execution, delivery and performance by such Loan Party of this Amendment do not require any consent or approval of, registration or filing with, notice to, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect;

(iv)    after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)    after giving effect to this Amendment, no Default or Event of Default exists.
(f)This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
CHAR1\1989129v3

(g)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.
6.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
[SIGNATURE PAGES FOLLOW]
CHAR1\1989129v3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PROGRESSIVE FINANCE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROG HOLDINGS, INC. (F/K/A AARON’S HOLDINGS COMPANY, INC.), a Delaware corporation

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

AARON’S PROGRESSIVE HOLDING COMPANY, a Delaware corporation

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROG LEASING, LLC, a Delaware limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

APPROVE.ME, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

AM2 ENTERPRISES, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO ARIZONA, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO CALIFORNIA, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO FLORIDA, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO GEORGIA, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

NPRTO ILLINOIS, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

NPRTO MICHIGAN, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO NEW YORK, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO OHIO, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO TEXAS, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO MID-WEST, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

NPRTO NORTH-EAST, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO SOUTH-EAST, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

NPRTO WEST, LLC, a Utah limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

PROG LEASING LLC, a Delaware limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer

VIVE FINANCIAL LLC, a Delaware limited liability company

By:	/s/ Brian Garner
Name: Brian Garner Title: Treasurer
PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank and as Administrative Agent,

By:	/s/ Andrew Rossman
Name: Andrew Rossman Title: Executive Director
PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Ryan Maples
Name: Ryan Maples Title: Sr. Vice President

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A., as a Lender and an Issuing Bank

By:	/s/ Christopher Domanico
Name: Christopher Domanico Title: Senior Vice President

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender and an Issuing Bank

By:	/s/ Richard W. Jantzen, III
Name: Richard W. Jantzen, III Title:Director

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter McKernan
Name: Peter McKernan Title: Sr. Vice President

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK, as a Lender

By:	/s/ Terence J Dolch
Name: Terence J Dolch Title: Senior Vice President

PROGRESSIVE FINANCE HOLDINGS, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT